                                  EXHIBIT 99

              Form of Proxy Card to be mailed to stockholders of
                     Imperial Thrift and Loan Association

                                REVOCABLE PROXY

                     IMPERIAL THRIFT AND LOAN ASSOCIATION
                        ANNUAL MEETING OF STOCKHOLDERS
                                 July 25, 1996


     The undersigned hereby appoints the Board of Directors of Imperial Thrift and Loan Association (the "Company"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Red Lion Hotel, located at 100 West Glenoaks Blvd., Glendale, California at the date and time specified in the Proxy Prospectus, and at any and all adjournments or postponements thereof, as follows:

                                                  FOR     WITHHELD
                                                 -----    --------

     I.
          The election of the following
          directors for a three-year term:
                                                  ___        ___
          GEORGE W. HALIGOWSKI                   |___|      |___|


                                                  ___        ___
          HIROTAKA ORIBE                         |___|      |___|


     II. The adoption of a holding company structure for the Company with the result that the Company will become the wholly owned subsidiary of ITLA Capital Corporation, as provided in the Merger Agreement and Plan of Reorganization attached as Appendix A to the Proxy Statement
          Prospectus    :

                      FOR            AGAINST            ABSTAIN
                      ---            -------            -------
                      [ ]              [ ]                [ ]


     III. The approval and adoption of the Recognition and Retention Plan:

                      FOR            AGAINST            ABSTAIN
                      ---            -------            -------
                      [ ]              [ ]                [ ]


     IV. The approval and adoption of the Voluntary Retainer Stock and Deferred Compensation Plan for Outside Directors and the transactions thereunder:


                      FOR            AGAINST            ABSTAIN
                      ---            -------            -------
                      [ ]              [ ]                [ ]

     In their discretion, upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.
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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED "FOR" THE PROPOSITIONS STATED. THE STOCKHOLDER IS
PERMITTED TO CUMULATE HIS OR HER VOTES IN THE ELECTION OF DIRECTORS, EXCEPT TO THE EXTENT OTHERWISE INDICATED, PROXY HOLDERS WILL HAVE THE AUTHORITY TO
CUMULATE IN THEIR DISCRETION THE MAXIMUM NUMBER OF VOTES, REPRESENTED BY THIS PROXY, INCLUDING GIVING EFFECT TO "WITHHELD" VOTES. IF ANY OTHER BUSINESS
IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment or postponement thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.


     The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Annual Meeting and a Proxy
Statement/Prospectus    .


Dated:  ____________________



_______________________________                 _______________________________
PRINT NAME OF STOCKHOLDER                       PRINT NAME OF STOCKHOLDER



_______________________________                 _______________________________
SIGNATURE OF STOCKHOLDER                        SIGNATURE OF STOCKHOLDER



PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ABOVE ON THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.



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        PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE
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